Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Green Spirit Industries Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 21st day of May, 2018.

/s/ Leslie Ball
Leslie Ball
Chief Executive Officer

/s/ Thomas Gingerich
Thomas Gingerich
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to GREEN SPIRIT INDUSTRIES INC. and will be retained by GREEN SPIRIT INDUSTRIES INC. and furnished to the Securities and Exchange Commission or its staff upon request.